UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2023

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 16, 2023, The Real Good Food Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”) virtually via live webcast. Present at the Meeting in person or by proxy were holders of 5,598,753 shares of Class A common stock of the Company and 11,712,504 shares of Class B common stock of the Company, which together represented 66.9% of the voting power of all shares of common stock of the Company as of June 20, 2023, the record date for the Meeting, and constituted quorum for the transaction of business at the Meeting.

The stockholders of the Company voted on the following proposals at the Meeting:

1.    To elect two Class II Directors to serve on the board of directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.    To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.    To approve the Amendment and Restatement of the Company’s 2021 Stock Incentive Plan.

For more information about the foregoing proposals, see the Company’s 2023 Proxy Statement.

Holders of the shares of Class A and Class B common stock are entitled to one vote per share. Holders of the shares of Class A and Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The final voting results for each of these proposals are detailed below.

1.    Election of Class II Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Timothy K. Hussman	16,029,310	8,563	1,273,384
Gerard G. Law	13,407,736	2,630,137	1,273,384

Based on the votes set forth above, each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified.

2.    Ratification of the Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained	Broker Non-Votes
17,272,039	5,989	33,229	0

Based on the votes set forth above, the stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.    Amendment and Restatement of the 2021 Stock Incentive Plan

Votes For	Votes Against	Abstained	Broker Non-Votes
11,120,901	4,914,566	2,406	1,273,384

Based on the votes set forth above, the Amendment and Restatement of the Company’s 2021 Stock Incentive Plan was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: August 17, 2023	By:	/s/ Gerard G. Law
Gerard G. Law
Chief Executive Officer